UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 11, 2016

F.N.B. CORPORATION

(Exact name of registrant as specified in its charter)

Florida
(State or other jurisdiction of incorporation)

001-31940	25-1255406
(Commission File Number)	(IRS Employer Identification No.)

One North Shore Center, 12 Federal Street	15212
(Address of Principal Executive Offices)	(Zip Code)

(800) 555-5455
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

F.N.B. Corporation (FNB) has received all required federal and state regulatory approvals and exemptions for the completion of the pending merger of Metro Bancorp, Inc. (Metro) with and into FNB. The completion of the merger remains subject to the receipt of shareholder approvals at Metro’s and FNB’s respective special shareholders’ meetings scheduled for January 14, 2016, as well as the satisfaction or waiver of other customary closing conditions, and is expected to occur on February 12, 2016.

Cautionary Statement Regarding Forward-Looking Statements:

The information contained in this communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements are intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are those that are not historical facts. These forward-looking statements include, but are not limited to, the expected completion date of the proposed merger of FNB and Metro. The words “look forward,” “continue,” “will,” “progress,” “committed,” “initiatives,” “expect,” “intend,” “plan,” “could,” “should,” “would,” “believe,” “anticipate,” and “estimate” and similar expressions are intended to identify forward-looking statements. Such statements involve risks and uncertainties that could cause actual results to differ, possibly materially, including, without limitation, the following: the inability to complete the merger in a timely manner; the inability to complete the merger due to the failure of Metro’s shareholders to approve the merger agreement and the merger, or FNB’s shareholders to approve the issuance of FNB common stock in connection with the merger; the failure to satisfy other conditions to completion of the merger; the failure of the proposed merger to close for any other reason; the possibility that any of the anticipated benefits of the proposed merger will not be realized; the effect of the announcement of the merger on FNB’s, Metro’s or the combined company’s respective business relationships, operating results and business generally; and diversion of management’s attention from ongoing business operations and opportunities. In addition, you should carefully consider the risks and uncertainties and other factors that may affect future results of the combined company described in the section entitled “Risk Factors” in the joint proxy statement/prospectus delivered to Metro’s and FNB’s shareholders, and in FNB’s and Metro’s respective filings with the Securities and Exchange Commission (SEC) that are available on the SEC’s website, located at www.sec.gov, including the sections entitled “Risk Factors” in FNB’s Annual Report on Form 10-K for the year ended December 31, 2014, which was filed with the SEC on February 27, 2015, and “Risk Factors” in Metro’s Annual Report on Form 10-K for the year ended December 31, 2014, which was filed with the SEC on March 16, 2015.

Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made. FNB undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information about the Merger and Where to Find It:

In connection with the proposed merger between FNB and Metro, FNB has filed with the SEC a Registration Statement on Form S-4 (Registration No. 333-207334) that includes a Joint Proxy Statement of FNB and Metro and a Prospectus of FNB, and other relevant documents concerning the proposed transaction. The S-4 has been declared effective and the Joint Proxy Statement has been mailed to shareholders of FNB.

SHAREHOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE MERGER AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

The Joint Proxy Statement/Prospectus and other relevant materials, and any other documents FNB and Metro have filed with the SEC, may be obtained free of charge at the SEC’s internet site, http://www.sec.gov. Copies of the documents FNB has filed with the SEC may be obtained free of charge by contacting James G. Orie, Chief Legal Officer, F.N.B. Corporation, One F.N.B. Boulevard, Hermitage, PA 16148, telephone: (724) 983-3317; and copies of the documents Metro has filed with the SEC may be obtained free of charge by contacting Investor Relations (Sherry Richart), Metro Bancorp, Inc., 3801 Paxton Street, Harrisburg, PA 17111, telephone: (717) 412-6301.

SIGNATURES

Pursuant to the requirements of the Securities Exchange act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

F.N.B. CORPORATION

By:	/s/ Timothy G. Rubritz
Timothy G. Rubritz
Corporate Controller

Date: January 11, 2016